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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-19557                         36-3777824
----------------------------     ----------------------------    ----------------------------
(State or other jurisdiction            (Commission                     (IRS Employer
      of incorporation)                 File Number)                  Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
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               (Address of principal executive offices) (Zip Code)

                                 (847) 803-4600
                                 ---------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The Compensation Committee of Salton, Inc. (the "Company"), has granted shares of restricted stock to employees of the Company. The grant is intended to provide additional incentives to these individuals to: (a) positively drive short-term and long-term earnings performance; and (b) make a long-term career at the Company.

     Up to 2,000 shares of each individual grant is vested upon grant, and the remainder, if any, of each grant generally vest 50% on each anniversary of the grant date.

     A copy of the form of restricted stock agreement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of such exhibit.

     A total of 192,250 shares of restricted stock were granted to approximately 60 individuals. Of that total, Mr. William M. Lutz, the Company's Chief Financial Officer, who received 7,500 shares, was the only executive officer who received shares of restricted stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     See Item 1.01 above.

     The Company issued 500,000 shares of common stock to Sam Perlmutter in accordance with the terms of the Amendment to Agreement dated as of July 1, 2003 between the Company and Sam Perlmutter.

     The foregoing common stock was issued in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are being filed as part of this Form 8-K:

  EXHIBIT NO.                  DESCRIPTION
  -----------                  -----------
     99.1            Form of Restricted Stock Agreement

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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2006

                                          SALTON, INC.


                                          /s/ WILLIAM B. RUE
                                          ----------------------------------
                                          William B. Rue
                                          President and Chief Operating Officer
                                          and Director

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                                  EXHIBIT INDEX

  EXHIBIT NO.                      DESCRIPTION
  -----------                      -----------
     99.1              Form of Restricted Stock Agreement

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